UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2015

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip Code)

(519) 434-1540
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Tribute Pharmaceuticals Canada Inc.’s (the “Company”) 2015 annual and special meeting of shareholders will be held on Friday, June 19, 2015.  The materials mailed by the Company to its shareholders on May 19, 2015 in connection with such meeting are filed under Item 9.01 herewith.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Notice of Annual and Special Meeting and Management Information Circular dated May 6, 2015
99.2	Notice-and-Access
99.3	Voting Instruction Form
99.4	Form of Proxy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUTE PHARMACEUTICALS CANADA INC.

Date: May 21, 2015	By:	/s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Annual and Special Meeting and Management Information Circular dated May 6, 2015
99.2	Notice-and-Access
99.3	Voting Instruction Form
99.4	Form of Proxy